PROFUNDS

Supplement dated June 18, 2004

to the Prospectus dated May 1, 2004

Commencement of Operations of Certain ProFunds

The following ProFunds will begin investment operations if a minimum initial investment is made in the ProFund:

Dow 30 ProFund

Short Mid-Cap ProFund

Short Dow 30 ProFund

UltraShort Dow 30 ProFund

Leisure Goods & Services UltraSector ProFund

Oil Drilling Equipment & Services UltraSector ProFund

The Board of Trustees of ProFunds generally considers an initial investment of $5 million to be sufficient to warrant the opening of a ProFund. However, the Board of Trustees has authorized the officers of ProFunds, in their discretion, to permit an initial investment of a lesser amount. The ProFunds listed above may not be available for sale in all states. Please contact ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

Investors should retain this supplement for future reference.

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